UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2017

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	ALLIANT ENERGY CORPORATION (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608)458-3311	39-1380265

1-4117	INTERSTATE POWER AND LIGHT COMPANY (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On November 9, 2017, Interstate Power and Light Company (“IPL”) a subsidiary of Alliant Energy Corporation, entered into an Underwriting Agreement (the “Underwriting Agreement”) with BNY Mellon Capital Markets, LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which IPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $250 million aggregate principal amount of IPL’s 3.25% Senior Debentures due 2024 (the “Debentures”), in a public offering (the “Offering”). The Debentures are to be issued under an Indenture dated as of August 20, 2003, between IPL and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Indenture”), pursuant to an Officer’s Certificate provided pursuant to the Indenture setting forth the terms of the Debentures (the “Certificate”), and will form a part of IPL’s existing 3.25% Senior Debentures due 2024 and will have the same terms and CUSIP number as, and will be fungible with, the other Senior Debentures of this series issued by IPL on November 24, 2014, bringing the total size of this series to $500 million.. The Offering is expected to close, subject to standard closing conditions, on November 15, 2017.

The Debentures are registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-200941-01) that IPL filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2014 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Debentures that IPL filed with the SEC on November 9, 2017.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Debentures, and all such exhibits are hereby incorporated into the Registration Statement by reference. The Underwriting Agreement is filed as Exhibit 1.1 and the Certificate is filed as Exhibit 4.1 to this Form 8-K.

On November 10, 2017, IPL issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Perkins Coie LLP, counsel to IPL, has issued an opinion to IPL, dated November 15, 2017, regarding the legality of the Debentures upon issuance thereof, and Nyemaster Goode, P.C., Iowa counsel to IPL, has issued an opinion to IPL, dated November 15, 2017, regarding certain legal matters relating to Iowa law. The opinions are filed as Exhibit 5.1 and Exhibit 5.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 9, 2017, among Interstate Power and Light Company and the underwriters named therein.

4.1	Officer’s Certificate creating the 3.25% Senior Debentures due 2024 of Interstate Power and Light Company.

5.1	Opinion of Perkins Coie LLP, dated November 15, 2017, with respect to the 3.25% Senior Debentures due 2024 of Interstate Power and Light Company

5.2	Opinion of Nyemaster Goode, P.C., dated November 15, 2017, with respect to the 3.25% Senior Debentures due 2024 of Interstate Power and Light Company

23.1	Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Nyemaster Goode, P.C. (contained in Exhibit 5.2 hereto).

99.1	Press Release of Interstate Power and Light Company, dated November 10, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: November 15, 2017	By:	/s/ Robert J. Durian Robert J. Durian Vice President, Chief Financial Officer and Treasurer

INTERSTATE POWER AND LIGHT COMPANY

Date: November 15, 2017	By:	/s/ Robert J. Durian Robert J. Durian Vice President, Chief Financial Officer and Treasurer